United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street
Suite 1200
Richmond, Virginia 23219
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Union Bankshares Corporation (the "Company") held its annual meeting of shareholders on May 1, 2018 (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company in Class I for a term that will continue until the designated date (Proposal 1); (ii) elected the person listed below under Proposal 2 to serve as a director of the Company in Class II for a term that will continue until the designated date (Proposal 2); (iii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2018 (Proposal 3); and (iv) approved, on an advisory (non-binding) basis, the Company's executive compensation disclosed in the Company's 2018 Proxy Statement (Proposal 4).

The Company's independent inspectors of election reported the vote of the shareholders as follows:

Proposal 1: To elect six Class I directors to serve until the 2021 annual meeting of shareholders or the director's mandatory retirement date, whichever date is earlier:

Nominees:	Votes For	Votes Withheld	Broker Non-votes
Beverley E. Dalton	48,695,990	1,681,927	8,483,407
Thomas P. Rohman	48,842,435	1,534,168	8,483,407
Thomas G. Snead, Jr.	49,016,906	1,361,011	8,483,407
Charles W. Steger	48,766,868	1,611,049	8,483,407
Ronald L. Tillett	48,746,487	1,630,104	8,483,407
Keith L. Wampler	49,005,755	1,372,162	8,483,407

Proposal 2: To elect one Class II director to serve until the 2019 annual meeting of shareholders:

Nominee:	Votes For	Votes Withheld	Broker Non-votes
Patrick E. Corbin	49,055,943	1,318,988	8,483,407

Proposal 3: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstain	Broker Non-votes
57,907,874	875,150	78,300	—

Proposal 4: To approve, on an advisory (non-binding) basis, the Company's executive compensation as disclosed in the Company's 2018 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-votes
47,341,837	2,609,443	426,636	8,483,407

Item 8.01 Other Events.

On May 1, 2018, the Company issued a press release announcing the declaration of a quarterly dividend payable on May 25, 2018 to shareholders of record as of May 11, 2018. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Union Bankshares Corporation press release dated May 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: May 3, 2018	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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